[Scudder New Asia Fund, Inc. logo]

Annual Report

December 31, 2001

A closed-end investment company seeking long-term capital appreciation through investment primarily in the equity securities of Asian companies.

Scudder New Asia Fund, Inc.

Investment Objective and Policies

• long-term capital appreciation through investment primarily in the equity securities of Asian companies

Investment Characteristics

• a closed-end investment company investing in a broad spectrum of Asian companies and industries

• a vehicle for international diversification through participation in Asian stock markets

General Information

Executive Offices

Scudder New Asia Fund, Inc. 345 Park Avenue New York, NY 10154 For fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend Reinvestment Plan Agent

Scudder Investments Service Company P.O. Box 219153 Kansas City, MO 64121-9153 For account information: 1-800-294-4366

Legal Counsel

Dechert

Custodian

Brown Brothers Harriman & Co.

Independent Accountants

PricewaterhouseCoopers LLP

New York Stock Exchange Symbol - SAF

Contents

<Click Here> Letter to Stockholders

<Click Here> Other Information

<Click Here> Investment Summary

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Report of Independent Accountants

<Click Here> Tax Information

<Click Here> Dividend Reinvestment and Cash Purchase Plan

<Click Here> Stockholder Meeting Results

<Click Here> Directors and Officers

This report is sent to the stockholders of Scudder New Asia Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the fund or of any securities mentioned in the report.

Letter to Stockholders

Dear Stockholders:

Despite a powerful fourth-quarter rebound, the Asian equity markets experienced a difficult year in 2001. Stocks in Asia were hurt by issues similar to those that affected performance across all of the global markets during the year. Slower growth in the United States spread across the world, and regions that are major exporters to the United States (such as Asia) were hit particularly hard. Since the worst part of the slowdown was felt in the technology sector - where companies were plagued by overcapacity and slower demand (and therefore falling prices) - countries with a large tech exposure were hurt. Taiwan, a major exporter of computer chips and the home of many tech-related outsourcing firms, was among the hardest hit. Making matters worse for Asia was the September 11 terrorist attack on the United States and its subsequent impact on the global economy.

At the end of the third quarter, the year-to-date return of the fund's unmanaged benchmark - the MSCI All Country Asia Free Index - was -27.10 percent. The fourth quarter brought an improved environment for all global markets, however, and the index rebounded 29.02 percent during the three months. (It closed the year with a loss of 5.94 percent.) Hope for a recovery in the United States prompted investors to take advantage of the significant values that had emerged globally in the post-September 11 sell-off. This provided a boost to the Asian markets, since many stocks had fallen near the valuation levels they reached following the currency crisis of 1997-1998. Seeing an opportunity to pick up shares of attractively valued companies in a region with improving fundamentals, investors bid up stocks across the region. Japanese stocks generally lagged, with a weak yen taking a toll on returns for dollar-based investors.

Market participants were also encouraged by developments in the technology area, where signs of improved demand provided a boost to stocks in the sector. Among the most important signs occurred when Korean semiconductor companies raised DRAM (memory chip) prices several times during December. News of the price increases lifted tech stocks in all Asian markets, and in Korea in particular.

Fund Performance

For the full calendar year, the fund's net asset value (NAV) total return was -14.17 percent. Its share price - quoted on the NYSE - returned -8.32 percent to close at $8.46 per share, representing a discount of 18.89 percent to NAV. Several factors helped fund performance:

• The fund's position in India - and our stock selection within the country - made the most significant contribution. The pharmaceutical company Dr. Reddy's Laboratories performed well, as did our overweight position in the consumer products company Hindustan Lever.

• In Taiwan, fund performance was helped by an underweight position as well as strong stock selection. We sold Via Technologies early in the year to lock in a good profit, and also added to an underweight position in index heavyweight Taiwan Semiconductor at the bottom of its trading range.

• The fund was helped by its weighting in Korean financials, a group that performed very well in the fourth quarter. This was due in part to the October merger of Kookmin Bank and Housing & Commercial Bank, both of which we held in the fund at the time.

• Performance was also helped by our avoidance of a number of high-profile Asian stocks whose share prices collapsed during the period, such as Pacific Century CyberWorks (telecommunications), Li & Fung (trading/distribution), Johnson Electric (industrial) and Chartered Semiconductor (technology).

On the negative side, fund performance was hurt by an overweighting in Hong Kong, a position that included the media company Television Broadcasts and the property developer Henderson Land (we did not hold Henderson Land at period end). Our position in China also hurt performance due to its poor showing compared with other Asian markets during the fourth quarter. China was viewed as a defensive play for most of 2001 due to its strong growth, and this hurt the country's market when equities began to rebound. Relative performance over the full year was also hurt by the fund's underweight position in Malaysia, Thailand and Indonesia, and the Philippines.

Fund Strategy

We continue to employ a bottom-up, research-driven approach to find companies with capable management teams, favorable earnings prospects, and attractive valuations. We believe this type of approach will bear fruit in an environment in which individual stock selection is likely to be very important.

The fund continues to hold a significant weighting in the technology area, at 22 percent of assets. We reduced the fund's position in this sector during the first half of the year on the basis that its earnings would be hit hard amid a difficult environment. This decision helped dampen the impact of the sharp August-September sell-off in the sector. By the end of September, however, we became intrigued by the relatively low valuations in techs, and we began adding to the fund's weighting. The fund is now slightly overweight in tech, and we continue to add marginally to this position. Although valuations have risen as the market has rallied in recent months, we believe that valuations remain attractive in light of the improving outlook for demand. We have recently added to the fund's positions in Taiwanese semiconductor firms United Microelectronics (UMC) and Taiwan Semiconductor, both of which are in the "heartland" of the technology sector and are therefore positioned to benefit from a recovery. We have also added to the fund's position in Samsung Electronics, which has leveraged its price and technology advantages to take business away from its competitors.

Domestic-focused consumer stocks also represent a significant position in the fund. We believe this sector offers a way to take advantage of the growing strength of the consumer sector within most Asian economies. Top holdings in this area include Hindustan Lever, India's leading provider of consumer products, and Pacific Corp., Korea's leading provider of cosmetics. Both of these companies are capitalizing on the improving earnings power of the population.

The fund maintained an overweight position in financials, with an emphasis on those located in countries with sound banking systems such as Hong Kong, Singapore, and Korea. Conversely, we continue to avoid banks in Thailand, Indonesia, and the Philippines. Key holdings in the sector include Hang Seng Bank (Hong Kong), Oversea-Chinese Banking Corporation (Singapore) and Kookmin Bank (Korea). In our view, the sector is benefiting from improved management practices, increasing returns on equity, and the rising popularity of products that are relatively new to Asian consumers, such as credit cards and home mortgages. Although financials rallied substantially during the fourth quarter, we believe many companies in the sector remain attractively valued.

The fund is underweight in Japan (relative to the index) by about two percentage points. Our stock selection in the country was a negative for most of the year, but it worked in the fourth quarter as the fund's holdings outperformed the index. Our holdings are focused on large exporters that we believe stand to benefit from a falling yen - a category that includes Toyota, Canon, Sharp, and Fuji Film - as well as domestically focused companies that are restructuring their operations, such as Mitsubishi Corporation (Japan's leading trading company). We continue to underweight banks, as we have yet to see meaningful reform and restructuring.

Outlook

Looking ahead, we are encouraged by the efforts of Asia's governments to stimulate demand, as well as by the strong fourth-quarter rebound in the region's markets. While the outlook for global growth remains murky, we are optimistic on the longer-term outlook for stock prices in the region. A wealth of positive changes has taken place during the past three-plus years, such as increased merger activity, a gradual reduction in government regulation and the growing acceptance of corporate restructuring as a way to improve earnings. Japan remains the exception, as the government and corporations have failed to make significant progress in reforming their balance sheets. As Japan enters its third recession in a decade, critical steps must be taken in order to move the economy forward. We see several interesting opportunities on an individual stock basis but remain concerned regarding the overall economy. Outside of Japan, valuations in many Asian markets remain attractive in relation to both historical levels and other areas of the world. In our view, the fact that valuations in Asia do not yet fully reflect the positive changes that have occurred in recent years represents a compelling investment opportunity.

Sincerely,

/s/ Nicholas Bratt Nicholas Bratt President and Director	/s/ Daniel Pierce Daniel Pierce Chairman of the Board and Director

Other Information

Investment Manager

The investment manager of Scudder New Asia Fund, Inc. is Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), one of the most experienced investment management firms in the world. Established in 1919, the firm manages investments for institutional and corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals. The Manager has offices throughout the United States and has subsidiaries in the United Kingdom, Switzerland, Hong Kong, and Japan.

The Manager has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was originally incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. The Manager's clients that invest primarily in foreign securities include 21 open-end investment companies as well as portfolios for institutional investors.

The Manager also manages the assets of other closed-end investment companies that invest primarily in foreign securities, including: The Brazil Fund, Inc., The Korea Fund, Inc., and Scudder Global High Income Fund, Inc., which are traded on the New York Stock Exchange.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of the Manager, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with the Manager under the Investment Company Act of 1940 and, therefore, a termination of those agreements, the Manager intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Zurich Scudder Investments Singapore Limited ("Scudder Investments Singapore"), a wholly owned subsidiary of the Manager, serves as sub-advisor to the fund. Scudder Investments Singapore is registered with the U.S. Securities and Exchange Commission as an investment advisor under the Investment Advisers Act of 1940, as amended. Scudder Investments Singapore renders investment advisory and management services with regard to such portion of the fund's portfolio as allocated by the Manager.

A Team Approach to Investing

Scudder New Asia Fund, Inc. is managed by a team of investment professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Manager's large staff of economists, research analysts, traders, and other investment specialists who work in the Manager's offices across the United States and abroad. The Manager believes the team approach benefits fund investors by bringing together many disciplines and leveraging its extensive resources.

Lead Portfolio Manager Terrence Gray joined the Manager in 1993 and the fund team in 2001. Mr. Gray has over 9 years of experience in the investment industry.

Portfolio Manager Nicholas Bratt has been a member of the fund's team since 1987 and helps set the fund's general investment strategies. Mr. Bratt has over 28 years of experience in worldwide investing, including 26 years of experience as a portfolio manager, and has been with the Manager since 1976. Mr. Bratt is the Director of the Manager's Global Portfolio Management Group.

Dividend Reinvestment Plan and Cash Purchase Plan

The fund's Dividend Reinvestment and Cash Purchase Plan offers you a convenient way to have your dividends and capital gain distributions reinvested in shares of the fund. We believe this Plan is attractive for stockholders. Its features are more fully described on page 32. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

Share Repurchases

The Board of Directors of Scudder New Asia Fund, Inc. has authorized the fund to effect periodic repurchases of its shares in the open market from time to time when the fund's shares trade at a discount to their NAV. Subject to periodic review by the fund's Board of Directors, repurchases may be made at such times and in such amounts as Zurich Scudder believes will further the achievement of the fund's objectives and depending on market conditions, available funds, regulatory requirements and alternative investment opportunities. During the year ended December 31, 2001, there were no fund shares purchased by the fund.

Net Asset Value

The fund's NAV is published every weekday in The Wall Street Journal under the heading "Closed End Funds." The fund's NAV is also published in The New York Times and Barron's.

As a service to overseas stockholders, the fund's NAV is listed daily in The Financial Times ("FT"). For your information, the NAV of the fund and other Scudder managed closed-end funds can be found in the "FT Managed Funds Service" section under the heading "Other Offshore Funds" below the Zurich Scudder Investments, Inc. banner.

Investment Summary as of December 31, 2001

Historical Information
	Total Return (%)
	Market Value		Net Asset Value (a)
	Cumulative	Average Annual	Cumulative	Average Annual
Current Quarter	20.34	-	20.44	-
One Year	-8.32	-8.32	-14.17	-14.17
Three Year	14.23	4.54	12.00	3.85
Five Year	-10.02	-2.09	-9.19	-1.91
Ten Year	12.89	1.22	40.90	3.49

Per Share Information and Returns(a)
	Yearly periods ended December 31

	1992	1993	1994	1995	1996	1997	1998	1999	2000	2001
Net Asset Value ($)	14.73	25.06	17.44	15.29	15.26	11.28	11.71	24.09	12.26	10.43
Income Dividends ($)	.08	.32	.23	-	.02	.18	-	-	-	-
Capital Gains Distributions ($)	.43	.08	4.20	1.67	.33	.39	-	-	2.56	.09
Total Return (%)	1.94	73.32	-11.67	-2.96	2.46	-21.89	3.81	105.72	-36.57	-14.17

(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries).

Past results are not necessarily indicative of future performance of the Fund.

Portfolio Summary as of December 31, 2001

Asset Allocation	12/31/01	12/31/00

Common Stocks	99%	90%
Cash Equivalents	1%	9%
Other	-	1%
	100%	100%

Geographical (Excludes Cash Equivalents)	12/31/01	12/31/00

Korea	24%	11%
Japan	21%	35%
Hong Kong	18%	28%
Taiwan	13%	8%
India	8%	6%
Singapore	6%	7%
China	2%	1%
United Kingdom	2%	2%
Australia	2%	-
Malaysia	2%	2%
Other	2%	-
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	12/31/01	12/31/00

Financial	26%	28%
Technology	22%	13%
Communication	12%	12%
Manufacturing	12%	18%
Health	6%	6%
Services	4%	-%
Metals & Minerals	4%	-%
Consumer Staples	3%	3%
Media	2%	-%
Transportation	2%	7%
Consumer Discretionary	2%	3%
Durables	1%	3%
Other	4%	7%
	100%	100%

Asset allocation, geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at December 31, 2001 (33% of Portfolio)
1. Samsung Electronics Co., Ltd. Manufacturer of electronic parts	Korea	5%
2. Taiwan Semiconductor Manufacturing Co., Ltd. Manufacturer of integrated circuits and other semiconductor devices	Taiwan	4%
3. Hutchison Whampoa Ltd. Provider of investment services	Hong Kong	4%
4. Kookmin Bank Provider of banking services	Korea	4%
5. China Mobile (Hong Kong) Ltd. Provider of cellular telecommunications services	Hong Kong	3%
6. United Microelectronics Corp. Manufacturer of integrated circuits	Taiwan	3%
7. Sun Hung Kai Properties Ltd. Developer and real estate investor	Hong Kong	3%
8. SK Telecom Co., Ltd. Provider of mobile telecommunications services	Korea	3%
9. Pohang Iron & Steel Co., Ltd. Manufacturer of steel	Korea	2%
10. HSBC Holdings PLC Provider of international banking and financial services	United Kingdom	2%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of December 31, 2001

	Shares	Value ($)
Common Stocks 98.9%
Australia 1.5%
BHP Billiton, Ltd. (Producer of petroleum, mineral and steel products)	176,000	943,311
Collection House Ltd. (Provider of accounts receivable management)	200,000	448,175
		1,391,486
China 2.3%
Aluminum Corp. of China Ltd.* (Producer of alumina and primary aluminum in China)	1,936,200	337,659
Beijing Capital International Airport Co., Ltd. "H" (Operator of aeronautical and non-aeronautical business in the Bejing airport)	3,314,000	781,914
Beijing Datang Power Generation Co., Ltd. "H" (Owner and operator of coal-fired electric power plants)	3,154,000	1,011,092
		2,130,665
Hong Kong 17.9%
Bank of East Asia Ltd. (Provider of banking services)	333,000	717,369
China Mobile (Hong Kong) Ltd.* (Provider of cellular telecommunication services)	880,000	3,097,519
Esprit Holdings Ltd. (Designer and manufacturer of high-quality fashion products)	565,087	637,657
Hang Seng Bank Ltd. (Provider of commercial banking services)	86,900	955,527
Hutchison Whampoa Ltd. (Provider of investment services)	374,000	3,608,835
Legend Holdings Ltd. (Manufacturer of computers and related products)	3,208,000	1,635,161
Sun Hung Kai Properties Ltd. (Developer and real estate investor)	291,000	2,350,837
Swire Pacific Ltd. "A" (Provider of general trading and real estate services)	191,000	1,040,905
Television Broadcasts Ltd. (Provider of telecommunication services)	177,000	767,148
The Wharf (Holdings) Ltd. (Developer of property investment)	404,000	986,882
Wing Hang Bank Ltd. (Provider of corporate and retail banking services)	154,900	496,570
		16,294,410
India 7.6%
Bharat Petroleum Co., Ltd. (Explorer and refiner of crude oil)	172,000	670,593
Dr. Reddy's Laboratories Ltd. (Manufacturer of pharmaceuticals)	67,700	1,294,471
Hindustan Lever Ltd. (Manufacturer of branded and packaged consumer products)	240,500	1,112,225
Infosys Technologies, Ltd. (Provider of IT consulting and software services)	15,900	1,338,739
Satyam Computer Services Ltd. (Operator of a computer services company)	250,600	1,229,094
State Bank of India Ltd. (Provider of banking and financial services)	177,000	671,734
Sun Pharmaceutical Industries, Ltd. (Manufacturer of pharmaceuticals)	51,000	608,150
		6,925,006
Indonesia 1.1%
PT Telekomunikasi Indonesia (Provider of domestic telecommunications services)	3,141,000	966,462
Japan 21.1%
Asahi Glass Co., Ltd. (Manufacturer of glass products)	178,000	1,048,013
Canon, Inc. (Producer of visual image and information equipment)	25,000	856,568
Dai Nippon Printing Co., Ltd. (Operator of printing business)	84,000	835,980
Daito Trust Construction Co., Ltd. (Provider of construction and building management services)	42,000	639,748
Fuji Photo Film Co., Ltd. (Manufacturer of various photographic equipment)	24,000	853,301
Kubota Corp. (Manufacturer of industrial farm machinery)	251,000	655,960
Kyorin Pharmaceutical Co., Ltd. (Retailer of prescription medicines)	39,000	1,007,369
Mitsubishi Corp. (Operator of a general trading company)	159,000	1,027,950
Mitsui Fudosan Co., Ltd. (Provider of real estate services)	92,000	698,929
Murata Manufacturing Co., Ltd. (Manufacturer of ceramic applied electronic computers)	16,000	955,405
NEC Corp. (Manufacturer of telecommunication and computer equipment)	69,000	700,851
Nidec Corp. (Manufacturer of small-scale motors for hard disc drives)	11,700	613,310
Nintendo Co., Ltd. (Manufacturing of game equipment)	5,500	958,938
Nomura Holdings, Inc. (Provider of financial services)	59,000	753,020
NTT DoCoMo, Inc. (Provider of various telecommunication services and equipment)	69	807,263
OJI Paper Co., Ltd. (Manufacturer of paper and paper goods)	152,000	601,626
ORIX Corp. (Provider of leasing services)	9,200	820,542
Sankyo Co., Ltd. (Manufacturer of pharmaceuticals)	39,000	665,160
Sharp Corp. (Manufacturer of consumer and industrial electronics)	78,000	908,410
Shimamura Co., Ltd. (Retailer of discounted products)	6,700	391,932
Sumitomo Trust & Banking Co., Ltd. (Provider of commercial banking services)	132,000	533,495
Takeda Chemical Industries Ltd. (Manufacturer of pharmaceutical products)	20,000	901,010
Toyota Motor Corp. (Manufacturer of diversified automotive products)	41,200	1,039,155
Yamada Denki Co., Ltd. (Operator of consumer electronic stores)	12,500	873,661
		19,147,596
Korea 24.1%
Hana Bank (Provider of banking services)	116,584	1,500,015
Kookmin Bank (Provider of banking services)	86,021	3,261,405
Korea Telecom Corp. (ADR) (Provider of telecommunications services)	67,070	1,363,533
KT Freetel* (Provider of personal communication services)	33,400	1,088,329
NCsoft Corp. (Developer of on-line games)	7,800	926,380
Pacific Corp. (Producer and marketer of personal care products)	11,520	1,157,701
Pohang Iron & Steel Co., Ltd. (Manufacturer of steel)	21,200	1,969,090
Samsung Electronics Co., Ltd. (Manufacturer of electronic parts)	22,170	4,709,121
Samsung Fire & Marine Insurance Co. (Provider of insurance products)	32,800	1,398,401
Samsung Securities Co., Ltd. (Provider of brokerage, investment and underwriting services)	37,500	1,366,102
SK Telecom Co., Ltd. (Provider of mobile telecommunication services)	11,200	2,285,192
Yuhan Corp. (Developer of pharmaceutical products)	18,998	903,978
		21,929,247
Malaysia 1.5%
Malayan Banking Bhd. (Provider of banking and financial services)	625,200	1,365,550
Singapore 5.8%
DBS Group Holdings Ltd. (Provider of financial services)	206,000	1,539,561
Sembcorp Logistics Ltd. (Provider of marine-related services)	682,000	664,825
Singapore Press Holdings Ltd. (Publisher, printer and distributor of newspapers and magazines)	76,000	897,265
Singapore TeleCommunications Ltd. (Provider of telecommunications systems and services)	773,000	736,789
United Overseas Bank Ltd. (Provider of commercial banking and financial services)	212,496	1,461,521
		5,299,961
Taiwan 12.6%
Asustek Computer, Inc. (Manufacturer of computer motherboards)	261,750	1,144,712
Bank Sinopac (Provider of commercial banking services)	1,692,900	706,484
Compal Electronics, Inc. (Manufacturer and marketer of notebook computers and color monitors)	647,750	818,366
Hon Hai Precision Industry Co., Ltd. (ADR) (Manufacturer of electronic products)	204,001	932,975
Media Tek, Inc. (Manufacturer of compact disc chip sets)	41,000	689,095
Taiwan Semiconductor Manufacturing Co., Ltd.* (Manufacturer of integrated circuits and other semiconductor devices)	1,552,589	3,883,137
United Microelectronics Corp. (Manufacturer of integrated circuits)	1,751,500	2,553,280
Yuanta Core Pacific Securities Co. (Provider of loans for margin transactions)	990,000	681,978
		11,410,027
Thailand 1.4%
Advanced Info Service Public Co., Ltd. (Provider of analog and digital mobile phone services)	936,000	862,258
BEC World Public Co., Ltd. (Foreign registered) (Operator of entertainment and television broadcasting business)	76,400	355,791
TelecomAsia Corp. Public Co., Ltd. (Rights) (Provider of telecommunications services)	299,999	0
		1,218,049
United Kingdom 2.0%
HSBC Holdings PLC (Provider of international banking and financial services)	152,000	1,778,547
Total Common Stocks (Cost $85,424,927)		89,857,006

	Principal Amount ($)	Value ($)
Repurchase Agreements 1.1%
Salomon Smith Barney, 1.75% to be repurchased at $1,014,099 on 1/2/2002 (b) (Cost $1,014,000)	1,014,000	1,014,000
Total Investment Portfolio - 100.0% (Cost $86,438,927) (a)		90,871,006

* Non-income producing security.
(a) The cost for federal income tax purposes was $87,804,336. At December 31, 2001, net unrealized appreciation for all securities based on tax cost was $3,066,670. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $10,534,742 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,468,072.
(b) Repurchase agreements are fully collateralized by U.S. Treasury and Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2001
Assets
Investments in securities, at value (cost $86,438,927)	$ 90,871,006
Cash	282
Foreign currency, at value (cost $2,422,692)	2,413,369
Dividends receivable	14,193
Interest receivable	49
Foreign taxes recoverable	179,241
Total assets	93,478,140
Liabilities
Accrued management fee	94,766
Other accrued expenses and payables	162,417
Total liabilities	257,183
Net assets, at value	$ 93,220,957
Net Assets
Net assets consist of:
Net unrealized appreciation (depreciation) on: Investments	4,432,079
Foreign currency related transactions	(14,849)
Accumulated net realized gain (loss)	(27,581,777)
Paid-in capital	116,385,504
Net assets, at value	$ 93,220,957
Net Asset Value per share ($93,220,957 / 8,941,433 outstanding shares of common stock, issued and outstanding, $.01 par value, 50,000,000 shares authorized)	$ 10.43

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2001
Investment Income
Income: Dividends (net of foreign taxes withheld of $215,927)	$ 1,259,888
Interest	242,064
Total Income	1,501,952
Expenses: Management fee	1,183,199
Services to shareholders	33,614
Custodian and accounting fees	303,869
Auditing	91,723
Legal	41,544
Directors' fees and expenses	75,615
Reports to shareholders	82,969
Other	30,191
Total expenses	1,842,724
Net investment income (loss)	(340,772)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign tax benefit of $6,838)	(27,338,832)
Foreign currency related transactions	(130,960)
(27,469,792)
Net unrealized appreciation (depreciation) during the period on: Investments (including deferred foreign tax benefit of $97,058)	12,487,938
Foreign currency related transactions	(18,353)
12,469,585
Net gain (loss) on investment transactions	(15,000,207)
Net increase (decrease) in net assets resulting from operations	$ (15,340,979)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended December 31,
	2001	2000
Operations: Net investment income (loss)	$ (340,772)	$ (1,647,314)
Net realized gain (loss) on investment transactions	(27,469,792)	18,030,353
Net unrealized appreciation (depreciation) on investment transactions during the period	12,469,585	(98,060,675)
Net increase (decrease) in net assets resulting from operations	(15,340,979)	(81,677,636)
Distributions to shareholders from net realized gains	(758,291)	(22,585,469)
Fund share transactions:
Reinvestment of distributions	1,105,206	366,582
Net increase (decrease) in net assets from Fund share transactions	1,105,206	366,582
Increase (decrease) in net assets	(14,994,064)	(103,896,523)
Net assets at beginning of period	108,215,021	212,111,544
Net assets at end of period	$ 93,220,957	$ 108,215,021
Other Information
Shares outstanding at beginning of period	8,827,983	8,804,757
Shares issued to shareholders in reinvestment of distributions	113,450	23,226
Net increase (decrease) in Fund shares	113,450	23,226
Shares outstanding at end of period	8,941,433	8,827,983

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2001	2000	1999	1998	1997
Per Share Operating Performance
Net asset value, beginning of period	$ 12.26	$ 24.09	$ 11.71	$ 11.28	$ 15.26
Income (loss) from investment operations: Net investment income (loss)[a]	(.04)	(.19)	(.08)	.03	(.05)
Net realized and unrealized gain (loss) on investment transactions	(1.70)	(9.08)	12.46	.40	(3.36)
Total from investment operations	(1.74)	(9.27)	12.38	.43	(3.41)
Less distributions from: Net investment income	-	-	-	-	(.18)
Net realized gains on investment transactions	(.09)	(2.56)	-	-	-
In excess of net realized gains on investment transactions	-	-	-	-	(.39)
Total distributions	(.09)	(2.56)	-	-	(.57)
Net asset value, end of period	$ 10.43	$ 12.26	$ 24.09	$ 11.71	$ 11.28
Market value, end of period	$ 8.46	$ 9.31	$ 19.81	$ 9.31	$ 9.69
Total Return
Per share net asset value (%)[b]	(14.17)	(36.57)	105.72	3.81	(21.89)
Per share market value (%)[b]	(8.32)	(41.43)	112.75	(3.87)	(18.05)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93	108	212	103	99
Ratio of expenses (%)	1.89	1.68	1.77	1.94	1.90
Ratio of net investment income (loss) (%)	(.35)	(.95)	(.52)	.31	(.31)
Portfolio turnover rate (%)	161	121	92	99	117

a Based on average shares outstanding during the period.
b Total return based on net asset value reflects changes in the Fund's net asset value during the period. Total return based on market value reflects changes in market value. Each figure includes reinvestments of distributions. These figures will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares trade during the period.

Notes to Financial Statements

A. Significant Accounting Policies

Scudder New Asia Fund, Inc., (the "Fund"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Maryland Corporation.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (U.S. or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Net realized and unrealized gains of the Fund derived in India are subject to certain non-U.S. taxes. The Fund is subject to a 0.20% Taiwan dollar income tax on foreign exchange gain transactions.

At December 31, 2001, the Fund had a net tax basis capital loss carryforward of approximately $24,809,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2009, the expiration date.

In addition, from November 1, 2001, through December 31, 2001 the Fund incurred approximately $1,407,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending December 31, 2002.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences relate primarily to investments in passive foreign investment companies, investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2001, the Fund's components of distributable earnings on a tax basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (24,809,000)
Unrealized appreciation (depreciation) on investments	$ 3,066,670

In addition, during the year ended December 31, 2001 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributions from long-term capital gains	$ 758,291

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $146,164,102 and $146,726,482, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., ("ZSI" or the "Manager"), the Manager directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Manager determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $75,000,000 of the Fund's average weekly net assets, 1.15% of the next $125,000,000 of such net assets and 1.10% of such net assets in excess of $200,000,000, payable monthly. Accordingly, for the year ended December 31, 2001, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.22% of the Fund's average weekly net assets.

Under the Management Agreement, the Manager has entered into an Investment Advisory, Management and Administration Agreement with Zurich Scudder Investments Singapore Limited (the "Singapore Advisor") and agrees to pay a monthly fee, equal to an annual rate of 0.312% of the first $75,000,000 of the Fund's average weekly net assets, 0.25% of the next $125,000,000 of such net assets and 0.20% of such net assets in excess of $200,000,000.

On December 4, 2001, Deutsche Bank and Zurich Financial Services announced that they have signed a definitive agreement under which Deutsche Bank will acquire 100% of ZSI, with the exception of Threadneedle Investments in the U.K. Because the transaction would constitute an assignment of the funds' investment management agreements with ZSI under the 1940 Act and, therefore, a termination of those agreements, ZSI intends to seek approval of new agreements from the funds' shareholders. The transaction is expected to be completed, subject to regulatory approval and satisfaction of other conditions, in the first half of 2002.

Service Provider Fees. Scudder Investments Service Company ("SISC"), formerly Kemper Service Company, an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended December 31, 2001, the amount charged to the Fund by SISC aggregated $15,000, of which $1,250 is unpaid at December 31, 2001.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Advisor, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The amount charged to the Fund by SFAC aggregated $89,820, of which $6,674 is unpaid at December 31, 2001.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor or Singapore Advisor an annual retainer, plus specified amounts for attended board and committee meetings.

D. Investing in Foreign Markets

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of securities of comparable U.S. companies.

Foreign investment in the securities markets of several foreign countries is restricted or controlled in varying degrees. These restrictions may limit investment in certain foreign countries. In addition, the repatriation of both investment income and capital from some foreign countries may be subject to restrictions.

E. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata based on net assets among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 5 percent of its net assets under the agreement.

Report of Independent Accountants

To the Board of Directors and the Shareholders of Scudder New Asia Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder New Asia Fund, Inc. (the "Fund") at December 31, 2001, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

Boston, Massachusetts February 12, 2002	PricewaterhouseCoopers LLP

Tax Information

By now shareholders for whom year end tax reporting is required by the IRS should have received their Form 1099-DIV and tax information letter from the Fund.

The Fund paid distributions of $0.085 per share from net long-term capital gains during its year ended December 31, 2001, of which 100% represents 20% rate gains.

Due to the nature of its investments, the Fund pays a variety of foreign taxes throughout the year. As in prior years, the Fund intends to make an election under section 853 of the Internal Revenue Code. This election will allow shareholders to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. Additionally, shareholders will be required to report their proportionate share of such taxes paid as gross income (in addition to other amounts of reportable distributions paid by the Fund).

The Fund paid foreign taxes of $608,929 and earned $608,929 of foreign source income during the year ended December 31, 2001. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $0.068 per share as foreign taxes paid and $0.068 per share as income earned from foreign sources for the year ended December 31, 2001. The following table provides a breakdown by country of ordinary income dividends and foreign taxes paid by the Fund in 2001:

2001 Foreign Tax Credit Table
Country	Foreign Income	Foreign Taxes
Australia	.39%	.39%
China	-	-
Hong Kong	.57%	.57%
India	65.84%	65.84%
Indonesia	-	-
Japan	3.98%	3.98%
Korea	4.66%	4.66%
Malaysia	1.55%	1.55%
Philippines	-	-
Singapore	10.21%	10.21%
Taiwan	12.41%	12.41%
Thailand	-	-
United Kingdom	.39%	.39%
	100.00%	100.00%

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 426-5523.

Dividend Reinvestment and Cash Purchase Plan

The Plan

The fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the fund. The Plan also provides for cash investments in fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent. Note that the fund's share price for purposes of the Plan is calculated net of due-bills, if applicable.

Automatic Participation

Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

If the market price per share on the payment date for the dividend or distribution (the "Valuation Date") equals or exceeds net asset value per share on that date, the fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. The Valuation Date will be the dividend or distribution payment date or, if that date is not a New York Stock Exchange trading date, the next preceding trading date. If the net asset value exceeds the market price of fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the fund, valued at market price, on the Valuation Date. (Note: This provision of the Plan has been amended; please see below.) In either case, for federal income tax purposes, the stockholder receives a distribution equal to the market value on the Valuation Date of new shares issued. State and local taxes may also apply. If the fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Amendment of the Plan

Effective June 13, 2001, the Plan has been amended to provide that if on the Valuation Date the fund's shares are trading at a discount to net asset value, the Plan Agent will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law.

Voluntary Cash Purchases

Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the fund's shares. The Plan Agent will use all such monies received from participants to purchase fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send their voluntary cash payments to be received by the Plan Agent approximately ten days before February 15 or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the fund. There will be no brokerage commissions with respect to shares issued directly by the fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

With respect to purchases of fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of fund shares in connection with voluntary cash payments made by the participant.

Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

Amendment or Termination

The fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: Scudder New Asia Fund Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

Stockholder Meeting Results

The Annual Meeting of Stockholders (the "Meeting") of Scudder New Asia Fund, Inc., (the "Fund"), was held on October 3, 2001, at the office of Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York 10154. At the Meeting, the following matter was voted upon by the stockholders (the resulting votes are presented below).

1. To elect three Directors of the Fund to hold office for a term of three years, or until their respective successors shall have been duly elected and qualified:

	Number of Votes:
Directors	For	Withheld
Daniel Pierce	7,541,042	268,299
Kenneth C. Froewiss	7,551,359	257,982
Susan Kaufman Purcell	7,498,598	310,743

Directors and Officers

The following table presents information about each Director of the fund as of December 31, 2001. Each Director's age is in parentheses after his or her name. Unless otherwise noted, the address of each Director is c/o Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York, 10154. The Directors of each class serve for terms of three years or, when filling a vacancy, for the remainder of the full term of the class of directors in which the vacancy occurred and until their successors have been duly elected and qualified.

Non-Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Robert J. Callander (70)
Director	1994 to present	Retired; Vice Chairman, Chemical Banking Corporation	4	Aramark Corporation (food service); Omnicon Group, Inc. (advertising); Metropolitan Opera Association; Member, Council on Foreign Relations
Kenneth C. Froewiss (56)
Director	1999 to present	Clinical Professor of Finance, Stern School of Business, New York University; prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	4	None
William H. Luers (72)
Director	1998 to present	Chairman and President, United Nations Association of the United States of America;	4	IDEX Corporation (liquid handling equipment manufacturer); Wickes Lumber Company; American Online Latin America; The Eurasia Foundation; The Gilman Foundation and School of International and Public Affairs, Columbia University; Member, Advisory Board, The Trust for Mutual Understanding; Member, Executive Committee and Board of Directors, Institute for East-West Studies

Ronaldo A. da Frota Nogueira (63)
Director	2001 to present	Director and Chief Executive Officer, IMF Editora Ltda. (financial publisher)	4	Brazilian Association of Securities Analysts; Association of Certified International Investment Analysts
Susan Kaufman Purcell (59)
Director	2001 to present	Vice President, Council of the Americas; Vice President, Americas Society	4	Valero Energy Corp.
Kesup Yun (56)
Director	1999 to present	Professor, College of Business Administration, Seoul National University, Seoul, Korea; prior thereto, Dean, College of Business Administration, Seoul National University (1999-2001); Visiting Professor, London Business School (1997-1998)	4	None

Interested Directors
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held
Daniel Pierce* (67)
Director and Chairman	1991 to present	Advisory Managing Director, Zurich Scudder Investments, Inc.	1	Fiduciary Trust Company (bank and trust company); Fiduciary Company Incorporated (bank and trust company)
Nicholas Bratt* (53)
Director	1986 to 1997 2000 to present	Managing Director, Zurich Scudder Investments, Inc.	4	None

* Mr. Pierce and Mr. Bratt are each considered an "interested person" because of their affiliation with the Fund's investment manager.

The following table presents information about each Officer of the fund. Each Officer's age as of December 31, 2001 is in parentheses after his or her name. Unless otherwise noted, (i) each Officer has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Officer is c/o Zurich Scudder Investments, Inc., 345 Park Avenue, New York, New York, 10154. The President, Treasurer and Secretary each holds office until his or her successor is duly elected and qualified; all other officers hold offices in accordance with the By-Laws of the fund.

Officers
Name, Age and Position(s) Held with the Fund	Length of Time Served	Principal Occupation(s) During Past 5 Years
Nicholas Bratt (53)
President	1986 to present	Managing Director, Zurich Scudder Investments, Inc.
Theresa Gusman (41)
Vice President	1996 to present	Managing Director, Zurich Scudder Investments, Inc.
Judith A. Hannaway (48)
Vice President	1997 to present	Managing Director, Zurich Scudder Investments, Inc.
John Millette (39)
Vice President and Secretary	1999 to present	Vice President, Zurich Scudder Investments, Inc.
Kathryn L. Quirk (49)
Vice President and Assistant Secretary	1987 to present	Managing Director, Zurich Scudder Investments, Inc.
John R. Hebble (43)
Treasurer	1998 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Thomas Lally (34)
Assistant Treasurer	2001 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Brenda Lyons (38)
Assistant Treasurer	2000 to present	Senior Vice President, Zurich Scudder Investments, Inc.
Caroline Pearson (39)
Assistant Secretary	1998 to present	Managing Director, Zurich Scudder Investments, Inc. (1997 to present); prior thereto, Associate, Dechert Price & Rhoads (law firm)